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                           AIM COUNSELOR SERIES TRUST

           INVESCO ADVANTAGE HEALTH SCIENCES FUND - CLASS A, B, AND C

                     Supplement dated July 28, 2004 to the
              Prospectus dated November 25, 2003, as supplemented
            December 4, 2003, December 15, 2003, December 16, 2003,
          January 16, 2004, March 31, 2004, May 17, 2004, May 18, 2004
                               and July 16, 2004

Effective July 28, 2004, the following replaces in its entirety the section of the Prospectus entitled "PORTFOLIO MANAGERS" appearing on page 11 of the
Prospectus:

         "The following individual is primarily responsible for the day-to-day management of the Fund's portfolio holdings:

         THOMAS R. WALD, Vice President and Portfolio Manager of INVESCO Institutional, is Portfolio Manager of INVESCO Advantage Health Sciences Fund. Thomas has been affiliated with INVESCO Institutional and/or its affiliates since 1997. He is a CFA charterholder. Tom holds an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University."